Putnam
Capital
Opportunities
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

[GRAPHIC OMITTED: PIE CRIMPER]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

It is always disappointing to report negative performance, particularly when the decline is of the magnitude registered by Putnam Capital
Opportunities Fund during the fiscal year ended April 30, 2003, a period in which the fund underperformed both its benchmark index and its Lipper peer group. The details are on page 7.

At the same time, it is important to provide some context for these results. The fund typically invests in small to midsize companies whose potential has not been widely recognized in the hope of reaping future gains. Pursuing such a strategy entails above-average risk. Patience is also an important component since it may take some time for the potential to be realized. Given this objective, we believe that the management team has positioned the fund for above-average growth as the pace of economic recovery picks up. The fact that such a recovery has not yet materialized should not diminish the validity of the strategy over time.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                    /S/ GEORGE PUTNAM, III

John A. Hill                        George Putnam, III
Chairman of the Trustees            President of the Funds
June 18, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Capital Opportunities Fund had a loss for the 12-month period ended April 30, 2003, with class A shares posting returns of -26.09% at net asset value and -30.33% at public offering price.

* Due to its emphasis on different sectors, the fund's performance was below that of its benchmark, the Russell 2000 Index, which returned -20.76% for the period.

* The fund's performance was below the -17.43% average return for the Lipper Mid Cap Core Funds category, which also reflects our different sector focus.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

Difficult conditions, including a struggling U.S. economy and a declining stock market, contributed to your fund's negative return during the annual period. The fund's performance lagged that of its benchmark and the average of other funds in its peer group because of its greater emphasis on stocks in certain sectors, such as industrials and technology. We focused on these areas in the expectation that they would do well as the economy recovered and businesses increased their spending. While we still believe this strategy will prove beneficial over the long term, it hurt fund performance as stocks in these sectors declined. As always, we looked for companies whose stock prices were attractive in relation to their long-term worth. For much of the period, however, these types of stocks performed poorly as investors, jittery about market conditions, focused on more conservative investments or on stocks whose prices we believed were too high.

Fund Profile

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund's management team strives to find overlooked companies before they gain recognition. The portfolio can own both growth and value stocks without a bias toward either style. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.


* MARKET OVERVIEW

Fears of a double-dip recession, worries about job losses, declining consumer spending, the war with Iraq, and sluggish prospects for business profits all took their toll on the stock market in the 12-month period ended April 30, 2003. At the beginning of the period, many investors, already discouraged by losses since the market peak in early 2000, either sold stocks or at least postponed getting back into the market. Many were worried that the economy might slip into another recession before recovering -- a scenario known as a double-dip recession.

At the midpoint of your fund's fiscal year, a number of positive quarterly earnings announcements led investors to believe that the economy might be strengthening, and the stock market rallied in response. Despite this rally, which at one point reached eight consecutive weeks of gains, volatility eventually returned to the market. As the prospect of war with Iraq loomed, worried consumers spent less and the earnings outlook for many businesses declined. As the bombing of Baghdad began, U.S. stocks turned in their best weekly performance in 20 years. This enthusiasm didn't last long, however; from the start of the war through the end of March, the Dow Jones Industrial Average declined by more than 3%.

The period ended on a positive note as the market began climbing upward in mid April. Military operations in Iraq moved toward a resolution, putting to rest concerns about the economic impact of a long, drawn-out conflict. In addition, a series of first-quarter corporate earnings announcements exceeded expectations and boosted investor confidence.


MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/03

Equities

Russell 2000 Index (stocks of small and midsize companies)      -20.76%
-----------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)         -14.35%
-----------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)           -13.01%
-----------------------------------------------------------------------
S&P 500 Index (broad equity market)                             -13.31%
-----------------------------------------------------------------------

Bonds

Lehman Aggregate Bond Index (U.S. fixed-income securities)       10.47%
-----------------------------------------------------------------------
CSFB High-Yield Index (high-yield bonds)                         11.25%
-----------------------------------------------------------------------
Lehman Government Bond Index                                     11.29%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/03.


* STRATEGY OVERVIEW

During this tumultuous annual period, we continued to apply our disciplined investment approach. In selecting stocks for the portfolio, we carefully consider each company's underlying business worth. While a company's stock price may fluctuate, this underlying worth is crucial in determining its long-term growth potential. We look for stocks that are not fairly valued; in other words, companies that we believe are worth more than their current stock prices indicate. During most of the annual period, these types of stocks fared poorly. In the difficult market environment, investors sought stocks of highly profitable companies with high current cash flows. Most of these stocks were fairly valued -- or overvalued -- and therefore did not meet our selection criteria. As market conditions worsened, we trimmed some of the underperforming stocks from the portfolio, but did not stray from our valuation approach to stock selection.

Also during the period, we considered factors other than stock price in determining how much emphasis a stock will have in the portfolio. For example, we may give greater emphasis to a company that looks attractive relative to other companies in its industry, or to a company whose earnings estimates have been revised. Usually, once a stock reaches what we consider to be its fair value, we sell it from the portfolio.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED*

                                    as of            as of
                                  10/31/02          4/30/03

Banking                              7.6%            11.5%

Medical
technology                           5.1%             7.2%

Investment
banking/brokerage                    6.2%             5.6%

Electronics                          4.6%             5.4%

Retail                               3.6%             4.5%

Footnote reads:
*This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

During the period, fund performance was hurt most by holdings in the consumer, financial, and information technology sectors. These sectors offered many attractively priced stocks that we believed would benefit most from an economic recovery. Unfortunately, they proved to be a disadvantage during the period as the economy continued to struggle. Among the weaker performers was BearingPoint Inc., a business consulting company formerly known as KPMG Consulting. BearingPoint, which provides technology services to companies, was hurt by cutbacks in technology spending by businesses. Also feeling the effects of the technology downturn was Credence Systems Corporation, a semiconductor company. At the close of the period, these holdings had been sold from the portfolio.

Businesses weren't alone in cutting back on spending; individuals also became more cautious. As consumers became nervous about the weak economy and job losses, they reduced spending on non-essential items. In fact, disappointing retail sales during the critical holiday period seemed to have the most detrimental impact on the stock market at the end of 2002. One retail stock that hurt your fund's performance during the period was that of Charlotte Russe Holding, Inc., which sells value-priced clothing and accessories for young women. As problems continued to plague the airline industry, the stock of BE Aerospace, Inc. also suffered. The company produces cabin products for commercial aircraft and business jets. At the close of the period, all of these holdings had been sold from the portfolio.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Sovereign Bancorp, Inc.
Banking

Brunswick Corp.
Leisure

C.R. Bard, Inc.
Medical technology

Viad Corp.
Commercial and consumer services

Waddell & Reed Financial, Inc.
Investment banking/brokerage

Pall Corp.
Medical technology

Federated Investors, Inc.
Investment banking/brokerage

AdvancePCS
Health-care services

Park Place Entertainment Corp.
Gaming and lottery

T Rowe Price Group, Inc.
Investment banking/brokerage

Footnote reads:
*These holdings represent 19.1% of the fund's net assets as of 4/30/03.
 The fund's holdings will change over time.


Despite an overall decline for your fund during the period, a number of holdings in the portfolio helped to limit losses. One example is Garmin Ltd., which makes products that use global positioning system (GPS) technology, such as handheld devices with maps and navigational charts. Also helping performance was the fund's largest holding, Sovereign Bancorp, Inc., the parent company of Sovereign Bank, which has 525 community banking offices in eight states. Pioneer Natural Resources Company, which had been sold from the portfolio by the close of the period, performed well as did C.R. Bard, Inc., which designs, manufactures, and sells medical devices.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Small- and Mid-Cap Core Team. The members of the team are Joseph Joseph (Portfolio Leader), Tinh Bui (Portfolio Member), Gerald Moore (Portfolio Member), and Ronald Hua.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Despite a difficult fiscal year for your fund, we believe the market offers many opportunities, especially among stocks of small and midsize companies, which are the focus of the portfolio. We are particularly optimistic about the industrial sector, which has the potential to rebound significantly as the U.S. economy recovers. The issues that distracted investors over the past year, especially the war with Iraq, took focus away from the traditional drivers of stock prices -- earnings, cash flows, and valuations. With the resolution of the Iraq conflict and improving market conditions at the close of the period, we are optimistic that the types of stocks in which your fund invests will return to favor. Regardless of the direction the market takes in the months ahead, we remain committed to our disciplined process of selecting stocks that we believe will reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 4/30/03

                        Class A          Class B          Class C          Class M       Class R
(inception dates)       (6/1/98)        (6/29/98)        (7/26/99)        (6/29/98)     (1/21/03)
                      NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP       NAV

-------------------------------------------------------------------------------------------------
1 year               -26.09% -30.33%  -26.65% -30.25%  -26.64% -27.36%  -26.42% -29.00%   -26.21%
-------------------------------------------------------------------------------------------------
Life of fund          10.73    4.34     6.91    5.16     6.95    6.95     8.13    4.33      9.47
Annual average         2.09    0.87     1.37    1.03     1.37    1.37     1.60    0.86      1.86
-------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/03

                                                               Lipper Mid Cap
                             Russell 2000    Russell 2500        Core Funds
                                 Index          Index         category average*
-------------------------------------------------------------------------------
1 year                          -20.76%        -17.01%            -17.43%
-------------------------------------------------------------------------------
Life of fund                     -6.74           7.02              18.67
Annual average                   -1.41           1.39               3.07
-------------------------------------------------------------------------------

*Over the 1-year and life-of-fund periods ended 4/30/03, there were 308 and 136 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/1/98

                 Fund's class A     Russell 2000    Russell 2500
Date              shares at POP        Index           Index


  6/1/98             9,425             10,000         10,000
 6/30/98             9,523             10,021         10,012
12/31/98             9,011              9,307          9,512
 6/30/99             9,367             10,171         10,547
12/31/99            11,447             11,286         11,809
 6/30/00            12,326             11,628         12,481
12/31/00            13,957             10,945         12,313
 6/30/01            14,455             11,695         12,786
12/31/01            13,667             11,217         12,463
 6/30/02            12,807             10,690         11,812
12/31/02            10,273              8,919         10,245
 4/30/03           $10,434             $9,326        $10,702

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B would have been valued at $10,691 ($10,516 with the contingent deferred sales charge) and the fund's class C and class R shares would have been valued at $10,695 and $10,947, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $10,813 ($10,433 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/03

                                 Class A        Class B        Class C        Class M        Class R
-------------------------------------------------------------------------------------------------------------
Distributions (number)              1              1              1              1              --
-------------------------------------------------------------------------------------------------------------
Income                              --             --             --             --             --
-------------------------------------------------------------------------------------------------------------
Capital gains
  Long-term                     $0.0819         $0.0819        $0.0819        $0.0819           --
-------------------------------------------------------------------------------------------------------------
  Short-term                     0.0630          0.0630         0.0630         0.0630           --
-------------------------------------------------------------------------------------------------------------
Return of
capital 1                        0.0031          0.0031         0.0031         0.0031           --
-------------------------------------------------------------------------------------------------------------
  Total                         $0.1480         $0.1480        $0.1480        $0.1480           --
-------------------------------------------------------------------------------------------------------------
Share value:                 NAV       POP         NAV           NAV       NAV       POP        NAV
-------------------------------------------------------------------------------------------------------------
4/30/02                    $10.67    $11.32      $10.37         $10.45   $10.46    $10.84       --
-------------------------------------------------------------------------------------------------------------
1/21/03*                     --        --          --             --       --        --        $7.67
-------------------------------------------------------------------------------------------------------------
4/30/03                      7.74      8.21        7.46           7.52     7.55      7.82       7.74
-------------------------------------------------------------------------------------------------------------

1 See page 37 for details.

* Inception date of class R shares.





TOTAL RETURN FOR PERIODS ENDED 3/31/03(most recent calendar quarter)

                       Class A            Class B             Class C             Class M            Class R
(inception date)      (6/1/98)           (6/29/98)           (7/26/99)           (6/29/98)          (1/21/03)
                    NAV      POP       NAV       CDSC      NAV       CDSC      NAV       POP           NAV
-------------------------------------------------------------------------------------------------------------
1 year           -33.81%   -37.62%  -34.23%    -37.46%   -34.32%   -34.96%   -34.13%   -36.44%      -33.91%
-------------------------------------------------------------------------------------------------------------
Life of fund       1.86     -4.01    -1.54      -3.16     -1.58     -1.58     -0.61     -4.10         0.70
Annual average     0.38     -0.84    -0.32      -0.66     -0.33     -0.33     -0.13     -0.86         0.14
-------------------------------------------------------------------------------------------------------------

See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


COMPARATIVE INDEXES

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell 2500 Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

CSFB High-Yield Index is an unmanaged index of high-yield debt securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Investment Funds and
Shareholders of Putnam Capital Opportunities Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Capital Opportunities Fund (the "fund") at April 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 5, 2003



THE FUND'S PORTFOLIO
April 30, 2003

COMMON STOCKS (95.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------------------------------------------
              6,000 Valassis Communications, Inc. (NON)                                                    $159,600

Aerospace and Defense (1.5%)
-------------------------------------------------------------------------------------------------------------------
            441,800 Teledyne Technologies, Inc. (NON)                                                     6,220,544
            300,200 United Defense Industries, Inc. (NON)                                                 7,330,884
              7,400 Veridian Corp. (NON)                                                                    140,526
                                                                                                      -------------
                                                                                                         13,691,954

Airlines (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,244,300 Mesa Air Group, Inc. (NON)                                                            6,694,334

Automotive (1.4%)
-------------------------------------------------------------------------------------------------------------------
            217,700 Autoliv, Inc.                                                                         5,290,110
          1,059,250 Visteon Corp.                                                                         7,425,343
                                                                                                      -------------
                                                                                                         12,715,453

Banking (11.5%)
-------------------------------------------------------------------------------------------------------------------
            352,700 Astoria Financial Corp.                                                               8,824,554
          1,052,346 Brookline Bancorp, Inc.                                                              14,069,844
              1,100 Commerce Bancorp, Inc.                                                                   44,737
            338,430 Compass Bancshares, Inc.                                                             11,411,860
              2,325 East West Bancorp, Inc.                                                                  78,701
             12,145 Hudson City Bancorp, Inc.                                                               281,400
            329,434 New York Community Bancorp, Inc.                                                     11,437,948
             13,500 Provident Financial Services, Inc.                                                      229,365
          1,758,650 Sovereign Bancorp, Inc. (SEG)                                                        27,171,143
            325,000 Webster Financial Corp.                                                              12,200,500
            262,260 Westamerica Bancorp.                                                                 11,303,406
            373,150 Wilmington Trust Corp.                                                               10,041,467
                                                                                                      -------------
                                                                                                        107,094,925

Biotechnology (0.3%)
-------------------------------------------------------------------------------------------------------------------
            127,200 Amylin Pharmaceuticals, Inc. (NON)                                                    2,435,880
              4,400 BioMarin Pharmaceuticals, Inc. (NON)                                                     48,312
              2,800 Celgene Corp. (NON)                                                                      74,508
              2,700 InterMune, Inc. (NON)                                                                    54,891
              2,700 OSI Pharmaceuticals, Inc. (NON)                                                          56,700
             14,000 Waters Corp. (NON)                                                                      336,140
                                                                                                      -------------
                                                                                                          3,006,431

Broadcasting (2.3%)
-------------------------------------------------------------------------------------------------------------------
            522,700 Emmis Communications Corp. Class A (NON)                                              9,915,619
          1,096,700 Sinclair Broadcast Group, Inc. (NON)                                                 11,625,020
                                                                                                      -------------
                                                                                                         21,540,639

Chemicals (1.8%)
-------------------------------------------------------------------------------------------------------------------
            192,870 Albemarle Corp.                                                                       5,207,490
            476,921 Ferro Corp.                                                                          11,274,412
                                                                                                      -------------
                                                                                                         16,481,902

Commercial and Consumer Services (3.6%)
-------------------------------------------------------------------------------------------------------------------
            176,335 ADVO, Inc. (NON)                                                                      6,933,492
          1,076,330 ServiceMaster Co. (The)                                                               9,740,787
            855,145 Viad Corp.                                                                           17,196,966
              7,800 West Corp. (NON)                                                                        176,124
                                                                                                      -------------
                                                                                                         34,047,369

Communications Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
              5,400 Advanced Fibre Communications (NON)                                                      82,620
             10,360 Foundry Networks, Inc. (NON)                                                            112,717
              3,600 Harris Corp.                                                                            102,816
              2,300 Plantronics, Inc. (NON)                                                                  42,550
              2,600 Scientific-Atlanta, Inc.                                                                 42,250
              3,920 Tellabs, Inc. (NON)                                                                      24,226
              4,600 UTStarcom, Inc. (NON)                                                                   100,147
                                                                                                      -------------
                                                                                                            507,326

Computers (1.7%)
-------------------------------------------------------------------------------------------------------------------
            160,060 Avocent Corp. (NON)                                                                   4,740,977
              2,240 NetScreen Technologies, Inc. (NON)                                                       45,427
              4,500 Network Appliance, Inc. (NON)                                                            59,760
            642,300 RadiSys Corp. (NON)                                                                   5,433,858
            632,600 SBS Technologies, Inc. (NON)                                                          5,180,994
              3,719 Western Digital Corp. (NON)                                                              34,698
                                                                                                      -------------
                                                                                                         15,495,714

Consumer Finance (--%)
-------------------------------------------------------------------------------------------------------------------
              5,984 Providian Financial Corp. (NON)                                                          44,102

Consumer Goods (2.9%)
-------------------------------------------------------------------------------------------------------------------
            491,600 Dial Corp. (The)                                                                     10,240,028
            137,800 International Flavors & Fragrances, Inc.                                              4,379,284
            553,000 Yankee Candle Co., Inc. (The) (NON)                                                  12,116,230
                                                                                                      -------------
                                                                                                         26,735,542

Consumer Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
            141,200 Arbitron, Inc. (NON)                                                                  4,809,272
            314,300 Maximus, Inc. (NON)                                                                   7,574,630
                                                                                                      -------------
                                                                                                         12,383,902

Containers (1.0%)
-------------------------------------------------------------------------------------------------------------------
            441,915 Pactiv Corp. (NON)                                                                    9,068,096

Electric Utilities (3.1%)
-------------------------------------------------------------------------------------------------------------------
            380,900 OGE Energy Corp.                                                                      6,837,155
            435,600 PNM Resources, Inc.                                                                   9,665,964
            319,750 Puget Energy, Inc.                                                                    6,753,120
              6,700 SCANA Corp.                                                                             212,658
          1,599,900 Sierra Pacific Resources (NON)                                                        5,903,631
                                                                                                      -------------
                                                                                                         29,372,528

Electronics (5.4%)
-------------------------------------------------------------------------------------------------------------------
              5,210 Arrow Electronics, Inc. (NON)                                                            87,945
            456,150 Belden, Inc.                                                                          5,423,624
            414,000 Celestica, Inc. (Canada) (NON)                                                        4,785,840
            117,907 Garmin, Ltd. (Cayman Islands) (NON)                                                   4,996,899
              8,200 Integrated Circuit Systems, Inc. (NON)                                                  178,104
            302,800 Itron, Inc. (NON)                                                                     6,062,056
              3,120 Jabil Circuit, Inc. (NON)                                                                58,344
          1,461,800 Lattice Semiconductor Corp. (NON)                                                    12,688,424
              7,300 Marvell Technology Group, Ltd. (Bermuda) (NON)                                          168,477
              3,000 QLogic Corp. (NON)                                                                      131,970
              1,800 SanDisk Corp. (NON)                                                                      43,560
              6,900 Semtech Corp. (NON)                                                                     109,710
            194,100 Storage Technology Corp. (NON)                                                        4,798,152
          2,262,400 Zarlink Semiconductor, Inc. (Canada) (NON)                                           11,040,512
                                                                                                      -------------
                                                                                                         50,573,617

Engineering & Construction (0.6%)
-------------------------------------------------------------------------------------------------------------------
            320,875 Insituform Technologies, Inc. Class A (NON)                                           5,117,956

Entertainment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            524,000 Regal Entertainment Group Class A                                                    10,270,400

Financial (0.8%)
-------------------------------------------------------------------------------------------------------------------
            472,160 Interactive Data Corp. (NON)                                                          7,554,560
              3,600 PMI Group, Inc. (The)                                                                   110,952
                                                                                                      -------------
                                                                                                          7,665,512

Food (0.6%)
-------------------------------------------------------------------------------------------------------------------
             30,900 Bunge, Ltd.                                                                             865,509
            209,535 Hormel Foods Corp.                                                                    4,821,400
              8,000 Ralcorp Holdings, Inc. (NON)                                                            199,200
                                                                                                      -------------
                                                                                                          5,886,109

Forest Products and Packaging (0.8%)
-------------------------------------------------------------------------------------------------------------------
            530,900 Smurfit-Stone Container Corp. (NON)                                                   7,469,763

Gaming & Lottery (2.7%)
-------------------------------------------------------------------------------------------------------------------
            513,500 Argosy Gaming Co. (NON)                                                              10,459,995
          1,957,950 Park Place Entertainment Corp. (NON)                                                 14,567,148
                                                                                                      -------------
                                                                                                         25,027,143

Health Care Services (4.2%)
-------------------------------------------------------------------------------------------------------------------
            494,384 AdvancePCS (NON)                                                                     14,861,183
              4,600 AMERIGROUP Corp. (NON)                                                                  133,952
            144,100 Apria Healthcare Group, Inc. (NON)                                                    3,379,145
            363,525 First Health Group Corp. (NON)                                                        9,106,301
            593,300 On Assignment, Inc. (NON)                                                             2,847,840
            132,610 Oxford Health Plans, Inc. (NON)                                                       3,881,495
            161,800 Renal Care Group, Inc. (NON)                                                          5,242,320
                                                                                                      -------------
                                                                                                         39,452,236

Homebuilding (0.8%)
-------------------------------------------------------------------------------------------------------------------
              4,475 Hovnanian Enterprises, Inc. Class A (NON)                                               178,105
             21,182 NVR, Inc. (NON)                                                                       7,577,861
                                                                                                      -------------
                                                                                                          7,755,966

Insurance (2.5%)
-------------------------------------------------------------------------------------------------------------------
            371,750 IPC Holdings, Ltd. (Bermuda)                                                         12,769,613
                900 Mercury General Corp.                                                                    39,600
            483,000 Odyssey Re Holdings Corp.                                                            10,143,000
              1,300 Platinum Underwriters Holdings, Ltd. (Bermuda)                                           34,385
              1,000 Protective Life Corp.                                                                    28,730
              1,540 Radian Group, Inc.                                                                       61,138
                850 Stancorp Financial Group                                                                 45,645
              2,500 UnumProvident Corp.                                                                      28,750
              1,325 W.R. Berkley Corp.                                                                       61,533
                429 White Mountains Insurance Group, Ltd.                                                   161,519
                                                                                                      -------------
                                                                                                         23,373,913

Investment Banking/Brokerage (5.6%)
-------------------------------------------------------------------------------------------------------------------
            159,970 A.G. Edwards, Inc.                                                                    4,771,905
            572,540 Federated Investors, Inc.                                                            15,624,617
                442 Student Loan Corp.                                                                       47,387
            476,500 T Rowe Price Group, Inc.                                                             14,542,780
            849,800 Waddell & Reed Financial, Inc.                                                       16,996,000
                                                                                                      -------------
                                                                                                         51,982,689

Leisure (2.2%)
-------------------------------------------------------------------------------------------------------------------
            946,000 Brunswick Corp.                                                                      20,651,180

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------------------------------------------
            423,687 Orient-Express Hotels, Ltd. Class A (Bermuda) (NON)                                   4,770,716

Machinery (1.6%)
-------------------------------------------------------------------------------------------------------------------
            319,480 Briggs & Stratton Corp.                                                              14,421,327
              3,300 FLIR Systems, Inc. (NON)                                                                171,864
                                                                                                      -------------
                                                                                                         14,593,191

Manufacturing (2.1%)
-------------------------------------------------------------------------------------------------------------------
            208,780 Actuant Corp. Class A (NON)                                                           7,745,738
            307,730 Pentair, Inc.                                                                        11,859,914
                                                                                                      -------------
                                                                                                         19,605,652

Medical Technology (7.2%)
-------------------------------------------------------------------------------------------------------------------
              9,100 American Medical Systems Holdings, Inc. (NON)                                           144,417
              1,700 Analogic Corp.                                                                           81,175
            192,200 Beckman Coulter, Inc.                                                                 7,470,814
            168,600 Bio-Rad Laboratories, Inc. Class A (NON)                                              7,882,050
            325,380 C.R. Bard, Inc.                                                                      20,622,584
              5,300 Charles River Laboratories International, Inc. (NON)                                    143,895
            277,881 Mentor Corp.                                                                          5,143,577
            766,285 Pall Corp.                                                                           16,183,939
            487,000 Sybron Dental Specialties, Inc. (NON)                                                 9,910,450
                                                                                                      -------------
                                                                                                         67,582,901

Metal Fabricators (0.5%)
-------------------------------------------------------------------------------------------------------------------
            178,755 Mueller Industries, Inc. (NON)                                                        4,567,190

Metals (1.6%)
-------------------------------------------------------------------------------------------------------------------
            549,900 Freeport-McMoRan Copper & Gold, Inc. Class B                                          9,518,769
            431,800 Steel Dynamics, Inc. (NON)                                                            5,224,780
                                                                                                      -------------
                                                                                                         14,743,549

Natural Gas Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
             10,100 NICOR, Inc.                                                                             303,606

Office Equipment & Supplies (1.6%)
-------------------------------------------------------------------------------------------------------------------
            480,500 Global Imaging Systems, Inc. (NON)                                                    8,889,250
            208,335 Hon Industries, Inc.                                                                  6,162,549
                                                                                                      -------------
                                                                                                         15,051,799

Oil & Gas (1.6%)
-------------------------------------------------------------------------------------------------------------------
            444,015 FMC Technologies, Inc. (NON)                                                          8,356,362
            210,900 Noble Energy, Inc.                                                                    7,001,880
                                                                                                      -------------
                                                                                                         15,358,242

Pharmaceuticals (0.5%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Cephalon, Inc. (NON)                                                                     81,680
              2,600 Medicines Co. (NON)                                                                      53,430
            168,310 Watson Pharmaceuticals, Inc. (NON)                                                    4,892,772
                                                                                                      -------------
                                                                                                          5,027,882

Publishing (1.1%)
-------------------------------------------------------------------------------------------------------------------
            130,445 Lee Enterprises, Inc.                                                                 4,679,062
            119,850 Meredith Corp.                                                                        5,179,917
                                                                                                      -------------
                                                                                                          9,858,979

Real Estate (1.6%)
-------------------------------------------------------------------------------------------------------------------
              1,100 Avalonbay Communities, Inc. (R)                                                          43,879
            240,050 Brandywine Realty Trust (R)                                                           5,353,115
                930 CarrAmerica Realty Corp. (R)                                                             24,254
              1,440 CBL & Associates Properties (R)                                                          61,128
              1,100 Cousins Properties, Inc. (R)                                                             28,886
              1,200 Developers Diversified Realty Corp. (R)                                                  30,240
              1,100 Duke Realty Investments, Inc. (R)                                                        30,140
              1,950 General Growth Properties, Inc. (R)                                                     108,459
              3,800 Kimco Realty Corp. (R)                                                                  137,560
              2,500 Lexington Corporate Properties Trust (R)                                                 43,100
              1,400 Mack-Cali Realty Corp. (R)                                                               44,184
                900 Mills Corp. (R)                                                                          28,764
              2,175 Rouse Co. (The) (R)                                                                      75,581
            265,500 SL Green Realty Corp. (R)                                                             8,557,065
              4,100 Weingarten Realty Investors (R)                                                         161,950
                                                                                                      -------------
                                                                                                         14,728,305

Restaurants (0.9%)
-------------------------------------------------------------------------------------------------------------------
              5,300 CBRL Group, Inc.                                                                        168,964
              9,110 Landry's Restaurants, Inc.                                                              170,357
            374,330 Lone Star Steakhouse & Saloon, Inc.                                                   7,849,700
                                                                                                      -------------
                                                                                                          8,189,021

Retail (4.5%)
-------------------------------------------------------------------------------------------------------------------
            359,550 AnnTaylor Stores Corp. (NON)                                                          8,506,953
            584,250 Barnes & Noble, Inc. (NON)                                                           11,509,725
            607,200 Foot Locker, Inc.                                                                     6,679,200
            323,625 Liz Claiborne, Inc.                                                                  10,527,521
              4,300 Michaels Stores, Inc. (NON)                                                             134,332
            127,400 Ross Stores, Inc.                                                                     4,828,460
                                                                                                      -------------
                                                                                                         42,186,191

Semiconductor (2.6%)
-------------------------------------------------------------------------------------------------------------------
            276,680 Applied Films Corp. (NON)                                                             6,017,790
            401,000 Cognex Corp. (NON)                                                                    8,777,890
          1,148,900 Mykrolis Corp. (NON)                                                                  9,214,178
                                                                                                      -------------
                                                                                                         24,009,858

Shipping (1.3%)
-------------------------------------------------------------------------------------------------------------------
            258,065 Hunt (JB) Transport Services, Inc. (NON)                                              8,916,146
             58,250 Landstar Systems, Inc. (NON)                                                          3,619,073
                                                                                                      -------------
                                                                                                         12,535,219

Software (1.0%)
-------------------------------------------------------------------------------------------------------------------
              5,500 Activision, Inc. (NON)                                                                   84,150
             26,800 BMC Software, Inc. (NON)                                                                399,856
              5,200 Check Point Software Technologies, Ltd. (Israel) (NON)                                   81,796
              3,500 Hyperion Solutions Corp. (NON)                                                           98,980
              6,600 J.D. Edwards & Co. (NON)                                                                 79,068
              1,250 Kronos, Inc. (NON)                                                                       57,025
            757,400 Network Associates, Inc. (NON)                                                        8,657,082
              4,400 Progress Software Corp. (NON)                                                            85,756
              7,900 Siebel Systems, Inc. (NON)                                                               68,493
              6,500 Sybase, Inc. (NON)                                                                       83,200
                                                                                                      -------------
                                                                                                          9,695,406

Technology Services (3.4%)
-------------------------------------------------------------------------------------------------------------------
            253,700 BARRA, Inc. (NON)                                                                     8,283,305
              2,700 Cognizant Technology Solutions Corp. (NON)                                               48,492
            403,759 Equifax, Inc.                                                                         9,363,171
            410,300 Factset Research Systems, Inc.                                                       14,278,440
                                                                                                      -------------
                                                                                                         31,973,408

Telecommunications (0.8%)
-------------------------------------------------------------------------------------------------------------------
              4,200 CenturyTel, Inc.                                                                        123,690
             10,975 Citizens Communications Co. (NON)                                                       119,957
            179,400 Commonwealth Telephone Enterprises, Inc. (NON)                                        7,131,150
                                                                                                      -------------
                                                                                                          7,374,797

Transportation Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            536,995 Pacer International, Inc. (NON)                                                       8,538,221

Waste Management (--%)
-------------------------------------------------------------------------------------------------------------------
              7,900 Republic Services, Inc. (NON)                                                           169,534
                                                                                                      -------------
                    Total Common Stocks (cost $923,179,904)                                            $895,129,968

SHORT-TERM INVESTMENTS (16.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
       $109,477,970 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.40% and due dates
                    ranging from May 1, 2003 to June 23, 2003 (d)                                      $109,438,979
         41,233,326 Short-term investments held in Putnam commingled cash account with yields ranging from 1.18% to 2.625%
                    and due dates ranging from May 1, 2003 to
                    June 16, 2003 (d)                                                                    41,233,326
                                                                                                      -------------
                    Total Short-Term Investments (cost $150,672,305)                                   $150,672,305
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,073,852,209)                                          $1,045,802,273
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $934,140,117.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2003
                       Market     Aggregate Face  Expiration   Unrealized
                        Value         Value         Date      Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)               $21,070,301   $20,372,547     Jun-03       $697,754
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $105,116,064
of securities on loan (identified cost $1,073,852,209) (Note 1)              $1,045,802,273
-------------------------------------------------------------------------------------------
Cash                                                                                467,425
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,064,958
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,721,061
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,397,218
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                                144
-------------------------------------------------------------------------------------------
Total assets                                                                  1,050,453,079

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  3,418,513
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,426,512
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,266,348
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          189,953
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        24,665
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,469
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              323,761
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              109,438,979
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              222,762
-------------------------------------------------------------------------------------------
Total liabilities                                                               116,312,962
-------------------------------------------------------------------------------------------
Net assets                                                                     $934,140,117

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,183,418,449
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (221,926,150)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (27,352,182)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $934,140,117

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($378,331,276 divided by 48,860,909 shares)                                           $7.74
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.74)*                                $8.21
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($272,147,295 divided by 36,477,207 shares)**                                         $7.46
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($34,709,167 divided by 4,614,426 shares)**                                           $7.52
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,788,674 divided by 2,092,125 shares)                                             $7.55
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.55)*                                $7.82
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,022 divided by 132 shares)                                                        $7.74
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($233,162,683 divided by 29,864,460 shares)                                           $7.81
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended April 30, 2003
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,701)                                         $9,482,686
-------------------------------------------------------------------------------------------
Interest                                                                            546,123
-------------------------------------------------------------------------------------------
Securities lending                                                                   86,769
-------------------------------------------------------------------------------------------
Total investment income                                                          10,115,578

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  5,453,695
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,905,714
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    18,343
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     18,686
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               878,505
-------------------------------------------------------------------------------------------
Distribution fees -- class B (Note 2)                                             2,904,590
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               329,836
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               121,564
-------------------------------------------------------------------------------------------
Other                                                                               912,065
-------------------------------------------------------------------------------------------
Total expenses                                                                   12,542,998
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (259,670)
-------------------------------------------------------------------------------------------
Net expenses                                                                     12,283,328
-------------------------------------------------------------------------------------------
Net investment loss                                                              (2,167,750)
-------------------------------------------------------------------------------------------
Net realized loss on investments (including net realized loss of $2,891,975
on sales of investments in affiliated issuers) (Notes 1, 3 and 5)              (207,383,390)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (6,286,394)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                 (82,402,505)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (296,072,289)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(298,240,039)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended April 30
                                                                            --------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $(2,167,750)          $(3,614,798)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (213,669,784)           18,591,119
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (82,402,505)           33,759,616
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (298,240,039)           48,735,937
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                             (2,926,822)           (2,210,645)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,373,839)           (2,242,651)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (280,113)             (204,853)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (127,467)             (136,521)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (1,677,791)           (1,202,276)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                             (3,802,207)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                             (3,083,833)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                               (363,892)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                               (165,591)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (2,179,603)                   --
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (145,487)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                               (117,999)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                (13,924)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                 (6,336)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                                (83,400)                   --
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     216,160,226           590,834,274
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (99,428,117)          633,573,265

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,033,568,234           399,994,969
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $9,528, respectively)                              $934,140,117        $1,033,568,234
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                              June 1, 1998+
operating performance                        Year ended April 30                        to April 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.67       $10.18        $9.38        $8.07        $8.50
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           --(d)      (.03)        (.04)        (.06)         .03(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (2.78)         .62         2.64         1.37         (.43)(f)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.78)         .59         2.60         1.31         (.40)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From return
of capital                                --(d)        --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.15)        (.10)       (1.80)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.15)        (.10)       (1.80)          --         (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.74       $10.67       $10.18        $9.38        $8.07
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (26.09)        5.82        27.85        16.23        (4.73)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $378,331     $375,990     $167,930      $90,219      $62,900
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.17         1.10         1.17         1.20         1.15*(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.01)        (.31)        (.40)        (.67)         .30*(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 90.52       119.64       220.96       272.09       272.40*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class A share for the period ended April 30, 1999.

(f) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                             June 29, 1998+
operating performance                      Year ended April 30                         to April 30
-----------------------------------------------------------------------------------------------------
                                      2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $10.37        $9.96        $9.28        $8.03        $8.40
---------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------
Net investment loss (a)               (.06)        (.10)        (.12)        (.13)        (.02)(e)
---------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                (2.70)         .61         2.60         1.38         (.34)(f)
---------------------------------------------------------------------------------------------------
Total from
investment operations                (2.76)         .51         2.48         1.25         (.36)
---------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------
From return
of capital                              -- (d)       --           --           --         (.01)
---------------------------------------------------------------------------------------------------
From net realized gain
on investments                        (.15)        (.10)       (1.80)          --           --
---------------------------------------------------------------------------------------------------
Total distributions                   (.15)        (.10)       (1.80)          --         (.01)
---------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $7.46       $10.37        $9.96        $9.28        $8.03
---------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (26.65)        5.14        26.80        15.57        (4.27)*
---------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $272,147     $360,549     $165,011      $94,738      $84,777
---------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             1.92         1.85         1.92         1.95         1.69*(e)
---------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)             (.79)       (1.06)       (1.14)       (1.42)        (.34)*(e)
---------------------------------------------------------------------------------------------------
Portfolio turnover (%)               90.52       119.64       220.96       272.09       272.40*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class B share for the period ended April 30, 1999.

(f) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                         Year ended April 30          to April 30
----------------------------------------------------------------------------------------
                                        2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.45       $10.04        $9.34        $8.22
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.06)        (.10)        (.11)        (.11)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.72)         .61         2.61         1.23
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.78)         .51         2.50         1.12
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From return
of capital                                -- (d)       --           --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.15)        (.10)       (1.80)          --
----------------------------------------------------------------------------------------
Total distributions                     (.15)        (.10)       (1.80)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.52       $10.45       $10.04        $9.34
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (26.64)        5.10        26.84        13.63*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $34,709      $35,600      $11,315       $1,971
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.92         1.85         1.92         1.50*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.76)       (1.05)       (1.11)       (1.16)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 90.52       119.64       220.96       272.09
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              June 29, 1998+
operating performance                        Year ended April 30                        to April 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.46       $10.02        $9.32        $8.05        $8.40
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.06)        (.08)        (.09)        (.11)        (.01)(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                  (2.70)         .62         2.59         1.38         (.32)(f)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.76)         .54         2.50         1.27         (.33)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From return
of capital                                -- (d)       --           --           --         (.02)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.15)        (.10)       (1.80)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.15)        (.10)       (1.80)          --         (.02)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.55       $10.46       $10.02        $9.32        $8.05
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (26.42)        5.41        26.90        15.78        (3.98)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $15,789      $22,563      $12,368       $7,790       $4,408
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.67         1.60         1.67         1.70         1.48*(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.54)        (.81)        (.88)       (1.18)        (.13)*(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 90.52       119.64       220.96       272.09       272.40*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.04% based on average net assets per class M share for the period ended April 30, 1999.

(f) The amount shown for net realized and unrealized gain (loss) on investments may not agree with the amounts that were shown on the Statement of changes in net assets because of the timing of sales and repurchases of the fund's shares in relation to the fluctuating market values for the portfolio.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------
                                   For the period
Per-share                        January 21, 2003+
operating performance               to April 30
---------------------------------------------------
                                        2003
---------------------------------------------------
Net asset value,
beginning of period                    $7.67
---------------------------------------------------
Investment operations:
---------------------------------------------------
Net investment loss (a)                 (.01)
---------------------------------------------------
Net realized and unrealized gain
on investments                           .08
---------------------------------------------------
Total from
investment operations                    .07
---------------------------------------------------
Net asset value,
end of period                          $7.74
---------------------------------------------------
Total return at
net asset value (%)(b)                   .91*
---------------------------------------------------

Ratios and supplemental data
---------------------------------------------------
Net assets, end of period
(in thousands)                            $1
---------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .39*
---------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.07)*
---------------------------------------------------
Portfolio turnover (%)                 90.52
---------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                              For the period
Per-share                                                     October 2, 2000+
operating performance               Year ended April 30       to April 30
-----------------------------------------------------------------------------
                                     2003         2002           2001
-----------------------------------------------------------------------------
Net asset value,
beginning of period                 $10.73      $10.20         $12.42
-----------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------
Net investment income (loss)(a)        .02        (.01)            -- (d)
-----------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                (2.79)        .64           (.42)
-----------------------------------------------------------------------------
Total from
investment operations                (2.77)        .63           (.42)
-----------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------
From return
of capital                              -- (d)      --             --
-----------------------------------------------------------------------------
From net realized gain
on investments                        (.15)       (.10)         (1.80)
-----------------------------------------------------------------------------
Total distributions                   (.15)       (.10)         (1.80)
-----------------------------------------------------------------------------
Net asset value,
end of period                        $7.81      $10.73         $10.20
-----------------------------------------------------------------------------
Total return at
net asset value (%)(b)              (25.85)       6.20          (3.25)*
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $233,163    $238,866        $43,371
-----------------------------------------------------------------------------
ratio of expenses to
average net assets (%)(c)              .92         .85            .53*
-----------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)              .24        (.05)          (.05)*
-----------------------------------------------------------------------------
Portfolio turnover (%)               90.52      119.64         220.96
-----------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements. (Note 2)

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2003

Note 1
Significant accounting policies

Putnam Capital Opportunities Fund ("the fund") is one of a series of Putnam Investment Funds ("the trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in equity securities of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer above-average growth prospects or are under-valued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C, and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Future contracts outstanding at period end are listed after The fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2003, the value of securities loaned amounted to $105,116,064. The fund received cash collateral of $109,438,979 which is pooled with collateral of other Putnam funds into 45 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the year ended April 30, 2003, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of approximately $75,148,000 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 approximately $128,736,000 of losses recognized during the period November 1, 2002 to April 30, 2003.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, nontaxable dividends, realized and unrealized gains and losses on certain futures contracts and net operating loss. For the year ended April 30, 2003, the fund reclassified $2,158,222 to decrease accumulated net investment loss and $135,096 to increase paid-in-capital, with an increase to accumulated net realized loss of $2,293,318.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                    $59,668,130
Unrealized depreciation                   (105,062,291)
                                          -------------
Net unrealized depreciation                (45,394,161)
Undistributed ordinary income                        --
Capital loss carryforward                  (75,147,761)
Post October loss                         (128,736,409)

Cost for federal income
tax purposes                             $1,091,196,434

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2003, the fund's expenses were reduced by $259,670 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,429 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2003, Putnam Retail Management, acting as underwriter received net commissions of $208,478 and $6,101 from the sale of class A and class M shares, respectively, and received $572,403 and $9,917 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. For the year ended April 30, 2003, Putnam Retail Management, acting as underwriter, received $10,891 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $994,333,466 and $798,853,811, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,051,593        $314,780,445
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               845,649           6,612,092
---------------------------------------------------------------------------
                                            38,897,242         321,392,537

Shares repurchased                         (25,262,795)       (202,487,936)
---------------------------------------------------------------------------
Net increase                                13,634,447        $118,904,601
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 30,276,129        $309,791,679
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               214,857           2,133,580
---------------------------------------------------------------------------
                                            30,490,986         311,925,259

Shares repurchased                         (11,765,108)       (118,998,720)
---------------------------------------------------------------------------
Net increase                                18,725,878        $192,926,539
---------------------------------------------------------------------------

                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,840,742        $186,063,855
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               687,881           5,200,433
---------------------------------------------------------------------------
                                            23,528,623         191,264,288

Shares repurchased                         (21,834,950)       (168,609,094)
---------------------------------------------------------------------------
Net increase                                 1,693,673         $22,655,194
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,759,037        $267,621,273
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               217,957           2,107,559
---------------------------------------------------------------------------
                                            26,976,994         269,728,832

Shares repurchased                          (8,763,030)        (85,502,008)
---------------------------------------------------------------------------
Net increase                                18,213,964        $184,226,824
---------------------------------------------------------------------------

                                                  Year ended April 30 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,347,190         $27,036,711
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                76,538             583,218
---------------------------------------------------------------------------
                                             3,423,728          27,619,929

Shares repurchased                          (2,217,115)        (17,227,294)
---------------------------------------------------------------------------
Net increase                                 1,206,613         $10,392,635
---------------------------------------------------------------------------

                                                  Year ended April 30 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,349,251         $33,940,085
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                18,512             180,564
---------------------------------------------------------------------------
                                             3,367,763          34,120,649

Shares repurchased                          (1,087,234)        (10,908,348)
---------------------------------------------------------------------------
Net increase                                 2,280,529         $23,212,301
---------------------------------------------------------------------------

                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,036,467          $8,481,769
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                38,132             291,328
---------------------------------------------------------------------------
                                             1,074,599           8,773,097

Shares repurchased                          (1,140,412)         (9,515,299)
---------------------------------------------------------------------------
Net decrease                                   (65,813)          $(742,202)
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,706,866         $17,288,842
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                13,670             133,355
---------------------------------------------------------------------------
                                             1,720,536          17,422,197

Shares repurchased                            (796,501)         (7,414,673)
---------------------------------------------------------------------------
Net increase                                   924,035         $10,007,524
---------------------------------------------------------------------------

                                           For the period January 21, 2003
                                           (commencement of operations) to
                                                            April 30, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        135              $1,040
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                   135               1,040

Shares repurchased                                  (3)                (25)
---------------------------------------------------------------------------
Net increase                                       132              $1,015
---------------------------------------------------------------------------

                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,546,835        $144,937,141
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               500,260           3,940,794
---------------------------------------------------------------------------
                                            18,047,095         148,877,935

Shares repurchased                         (10,451,500)        (83,928,952)
---------------------------------------------------------------------------
Net increase                                 7,595,595         $64,948,983
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,396,190        $235,346,792
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               120,589           1,202,276
---------------------------------------------------------------------------
                                            23,516,779         236,549,068

Shares repurchased                          (5,500,910)        (56,087,982)
---------------------------------------------------------------------------
Net increase                                18,015,869        $180,461,086
---------------------------------------------------------------------------

At April 30, 2003, Putnam Investments, LLC owned 132 class R shares of the fund (100% of class R shares outstanding), valued at $1,022.

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:


                       Purchase          Sales         Dividend         Market
Affiliates                 Cost           Cost           Income          Value
------------------------------------------------------------------------------
Applied Films Corp.  $1,423,137     $7,776,212              $--           $--
------------------------------------------------------------------------------

Market values are shown for those securities affiliated at period end.



Federal Tax Information
(Unaudited)

For the year ended April 30, 2003, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investment            Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President of and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a Member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a Member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis
                                                                 is also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Management and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power &
                                                                 Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc., The
                                                                 Ryland Group, Inc., and Graphic
                                                                 Packaging International Corp.,
                                                                 respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of April 30, 2003,
  there were 104 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment
  Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh &
  McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies.
  Messrs. Putnam, III, Lasser and Smith are deemed "inter ested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail
  Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief
  Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.



OFFICERS



In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:


Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Justin M. Scott                    Since 1998                    Managing Director of Putnam Management
(9/16/57), Vice President

Joseph P. Joseph                   Since 1999                    Managing Director of Putnam Management
(6/4/58), Vice President

---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Joseph P. Joseph
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN068-88642  2II  6/03


[GRAPHIC OMITTED: PUTNAM INVESTMENTS]

[SCALE LOGO OMITTED]



Putnam Capital Opportunities Fund
Supplement to Annual Report dated 4/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
-------------------------------------------------------------------------------

Total return for periods ended 4/30/03

                                                     NAV

1 year                                             -25.85%
Life of fund (since class A inception, 6/1/98)      11.71
Annual average                                       2.28

Share value:                                         NAV

4/30/02                                            $10.73
4/30/03                                             $7.81


Distributions:

      No.     Income          Capital            Return of
                               gains              Capital        Total
                           Short     Long
        1         --      $0.0630   $0.0819       $0.0031       $0.148
-------------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003



Putnam
Mid Cap
Value Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

[GRAPHIC OMITTED: RED LANTERN]

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

It is always disappointing to report negative results, particularly when they are as substantial as those of Putnam Mid Cap Value Fund for its fiscal year ended April 30, 2003. Furthermore, the fund underperformed both its benchmark index and its Lipper peer group. The details are on page 7.

At the same time, it is important to provide some context for these results. The fund typically invests in undervalued high-quality midsize companies whose potential has not been widely recognized in the hope of reaping future gains. Pursuing such a strategy naturally entails above-average risk. Patience is also an important component, since it may take some time for the potential to be realized. Given this objective, the management team had positioned the fund to take advantage of the recovery prospects of some technology stocks. The fact that such a recovery did not take place during the fiscal year should not diminish the validity of the strategy over time.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                      /S/ GEORGE PUTNAM, III

John A. Hill                          George Putnam, III
Chairman of the Trustees              President of the Funds
June 18, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* For the 12 months ended April 30, 2003, Putnam Mid Cap Value
  Fund's class A shares returned -17.67% at net asset value (NAV) and -22.39% at public offering price (POP).

* Due to its larger weighting in technology stocks, the fund underperformed its benchmark, the Russell Midcap Value Index, which returned -13.49%.

* The fund's tech stock weighting also caused it to lag the average return for its Lipper category, Mid-Cap Value Funds, which was -15.83% for the period.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* On March 21, 2003, the Trustees of the Putnam Funds voted to change the dividend distribution from quarterly to annually. This change will only affect the frequency of payments; it is not a reduction in the total amount paid as dividends.

* PERFORMANCE COMMENTARY

Putnam Mid Cap Value Fund's performance during the past year reflects not just an unfavorable market environment but our expectations that an economic recovery would begin sooner rather than later and our efforts to position the fund to benefit from such an upturn. As we discussed in the previous report, the management team had invested heavily in sectors we believed would benefit the most from a recovering economy, primarily technology stocks. The third quarter of 2002 was the single worst quarter for equities in more than a decade, and these stocks, already hard hit, were unable to provide the fund with any gains. We believe economic recovery is now beginning to take hold, and although your fund still holds a significant number of technology-related stocks that we consider attractive, we are working to limit the fund's sector and industry risk in order to reduce short-term volatility.

Fund Profile

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market's mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor.


* MARKET OVERVIEW

The market trend over the last 12 months generally has been a downward one, marked by occasional but ultimately unsustained rallies. In the wake of the technology and telecommunications sector collapses, the corporate governance and accounting scandals, the terrorist attacks on the United States, and the conflict with Iraq, investors sought to avoid risk as much as possible, and as a result, the stock market experienced steady declines as investors flocked to the relative safety of fixed-income securities.

For much of the bear market, value stocks, which traditionally have been more resistant to market volatility, delivered strong performance. However, negative overall investor sentiment and weak economic conditions began to take their toll on your fund and value stocks in general during the second calendar quarter of 2002.

While your fund recorded a loss over the 12-month period, the team believes that conditions are beginning to improve. Losses during the most recent six months were less severe than those recorded during the first half of the fund's fiscal year, and equity markets have been on an upward trend since the beginning of March 2003. We believe that the rapid conclusion of major military conflict in Iraq, combined with an environment of low interest rates and reduced corporate earnings estimates and guidance forecasts, has set the stage for a near-term economic rebound.


MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/03

Equities

Russell Midcap Value Index (mid-cap value stocks)                   -13.49%
---------------------------------------------------------------------------
Russell Midcap Growth Index (mid-cap growth stocks)                 -16.67%
---------------------------------------------------------------------------
S&P 500 Index (large-cap stocks)                                    -13.31%
---------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                              -16.27%
---------------------------------------------------------------------------

Bonds

Lehman Aggregate Bond Index (U.S. government and corporate bonds)    10.47%
---------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                14.00%
---------------------------------------------------------------------------
JP Morgan Global High Yield Index (high-yield bonds)                 10.11%
---------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/03.


* STRATEGY OVERVIEW

Your fund relies on three basic investment principles: uncovering value, seeking opportunity, and maintaining a long-term time horizon. During the beginning of the reporting period, we considered that some of the better-performing investments at that time, including holdings in the financials sector and consumer cyclicals sector, had become fairly valued and no longer represented the kinds of discounted stocks we typically seek out for the portfolio. The technology sector, in particular, had become heavily oversold and we believed tech stock prices were compelling. We shifted assets into the stocks of several tech companies we believed were well positioned to benefit from improving overall economic conditions. As noted earlier, this shift was the main factor in your fund's underperformance relative to its benchmark. In retrospect, our assessment of when economic recovery would begin was too optimistic. The Federal Reserve Board's aggressive easing policy failed to provide the economy the kind of stimulus we had expected, and the fund's technology holdings continued to suffer throughout 2002.

While equities generally suffered during the past 12 months, the team was able to limit losses by avoiding certain sectors. Traditional value sectors, like the financials and consumer cyclicals sectors, where we had reduced weightings, underperformed considerably during the period and your fund benefited from its limited exposure. Our underweight position in utilities relative to our benchmark also helped performance, as the entire industry has suffered in the aftermath of the Enron scandal.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED*

                                    as of            as of
                                  10/31/02          4/30/03

Banking                             6.6%             9.8%

Electric utilities                  5.0%             5.7%

Retail                              5.7%             5.2%

Real estate                         4.1%             4.9%

Oil and gas                         3.9%             4.0%

Footnote reads:
*This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

The general decline in equity prices gave the team the chance to add to our positions in what we believe are quality companies selling at attractive prices. Two such examples are Northern Trust Corp., a trust management company servicing high-net-worth individuals, and T Rowe Price, a mutual fund and brokerage company. We believe both companies have solid reputations as blue-chip companies within their industries. As the overall stock market declined over the last year, these companies saw their managed assets decline in turn. Both companies generate revenue through fee-based services, and as a result tend to underperform in declining markets and outperform during periods of rising prices. While our holdings in these companies detracted from fund performance, we remain confident that as overall market conditions improve, their share prices stand to benefit as well.

Despite difficult market conditions, a number of fund holdings delivered positive returns over the period. Symbol Technologies, Inc. is one stock that appreciated considerably but still represents an attractive value, in our view. Symbol Technologies produces scanner-integrated mobile and wireless information management systems, primarily barcode readers and inventory management devices. We believe they are a leader in this field and the company's new management team has helped improve its balance sheet. One factor we are keeping a close eye on is a potential federal law mandating that hospitals adopt barcode technology to help reduce mistakes in patient medication. Such a law could open the door to a vast new market for Symbol and substantially boost earnings.

Lexmark International Group is another technology company that has performed well. Lexmark manufactures printers and ink cartridges for a wide range of products. We think the company has a solid position in their industry and a steady cash flow. During the period, the stock performed well enough for us to reduce our position and take profits.

Centerpoint Energy and Goodyear Tire, on the other hand, are two stocks that underperformed and which have been removed from the portfolio. Initially, we believed that Centerpoint Energy was a solid company in a distressed group. However, the post-Enron backlash that utility companies have suffered continued to drive stock prices down over the year and concerns over oil prices because of the conflict with Iraq did little to improve the situation. Those same oil concerns hurt Goodyear, whose tire and rubber production is extremely sensitive to oil prices. The company also faces an underfunded pension plan. We had purchased the stock in anticipation of these issues being resolved as the economy improved. The prolonged economic slump hurt this stock and we sold our position.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Northern Trust Corp.
Banking

T Rowe Price Group, Inc.
Investment banking/brokerage

Republic Services, Inc.
Waste management

Boston Properties, Inc.
Real estate

Jabil Circuit, Inc.
Electronics

Unocal Corp.
Oil and gas

Marriott International, Inc. Class A
Lodging/tourism

Consolidated Edison, Inc.
Electric utilities

Herman Miller, Inc.
Office equipment and supplies

Progress Energy, Inc.
Electric utilities

Footnote reads:
*These holdings represent 12.9% of the fund's net assets as of 4/30/03.
 The fund's holdings will change over time.


Two underperforming stocks we continue to hold are Teradyne Inc. and Transocean Inc. Teradyne is primarily an automated test equipment (ATE) manufacturer that builds equipment for testing semiconductors, circuit boards, phone lines, and networks. Companies have almost universally cut spending on technology upgrades during the bear market, which has translated into a lack of demand for Teradyne's products and services. Similarly, Transocean was hurt by macroeconomic trends. The company is an offshore drilling contractor that specializes in deep-sea drilling and tapping reserves in demanding environments. Although Transocean owns a significant share of this market, corporations have been working to minimize energy costs rather than investing in new ventures. Consequently, the stock is trading near its five-year low.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Small- and Mid-Cap Value Team. The members of the team are Tom Hoey (Portfolio Leader), Ned Shadek
(Portfolio Member), Eric Harthun, Francis Perfetuo, and James Polk.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Over the past several months, your fund's management team has been taking steps to reposition the fund for the remainder of 2003. As we mentioned earlier, we are seeking to reduce the fund's exposure to sector risk and to rely even more on the fundamental, bottom-up company analysis that the team currently employs. As a result, we expect to reduce the overall number of companies in the portfolio and build up current positions in the companies we believe represent the most attractive opportunities. We feel most of the psychological barriers to a stock market recovery are behind us; the uncertainty over the form and result of the conflict in Iraq has fundamentally been resolved, and the rebound that began in March 2003 could continue over the near term.

We remain cautious with regard to the long-term prospects for the markets and the economy, however. We believe stock prices generally look reasonably valued at the moment -- neither cheap, nor overpriced. Nonetheless, the next major interest-rate move by the Fed could be an increase and the effect that would have on the markets is not, in our opinion, likely to be positive. Still, we believe the team's increased reliance on uncovering attractively valued stocks of industry leaders should position your fund to benefit as market conditions improve.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 4/30/03

                        Class A          Class B          Class C          Class M       Class R
(inception dates)      (11/1/99)        (1/16/01)        (1/16/01)        (1/16/01)     (4/1/03)
                      NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP       NAV
-------------------------------------------------------------------------------------------------
1 year               -17.67% -22.39%  -18.28% -22.30%  -18.29% -19.09%  -18.04% -20.88%   -17.88%
-------------------------------------------------------------------------------------------------
Life of fund          35.18   27.39    31.69   28.69    31.64   31.64    32.91   28.26     34.06
Annual average         8.99    7.15     8.18    7.47     8.16    8.16     8.46    7.36      8.73
-------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund was sold on a limited basis with limited assets, and expenses were limited. Had expenses not been limited, returns would have been lower.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/03

                                                 Russell      Lipper Mid-Cap
                                              Midcap Value      Value Funds
                                                 Index        category average*
-------------------------------------------------------------------------------
1 year                                          -13.49%          -15.83%
-------------------------------------------------------------------------------
Life of fund                                     14.66            18.76
Annual average                                    3.99             4.63
-------------------------------------------------------------------------------

*Over the 1-year and life-of-fund periods ended 4/30/03, there were 207 and 117 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/1/99

                 Fund's class A     Russell Midcap
Date              shares at POP       Value Index


 11/1/99             9,425              10,000
 3/31/00             9,972              10,181
 6/30/00            10,155              10,010
 9/30/00            11,180              10,976
12/31/00            12,798              12,013
 3/31/01            12,804              11,588
 6/30/01            14,034              12,405
 9/30/01            12,445              10,972
12/31/01            14,888              12,292
 3/31/02            15,950              13,263
 6/30/02            14,409              12,643
 9/30/02            11,623              10,373
12/31/02            12,488              11,107
 4/30/03           $12,739             $11,466

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $13,169 ($12,869 with the contingent deferred sales charge); a $10,000 investment in the fund's class C and class R shares would have been valued at $13,164, and $13,406, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $13,291 ($12,826 at public offering price).



PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/03

                     Class A        Class B        Class C        Class M        Class R
--------------------------------------------------------------------------------------------------
Distributions
(number)                3              3              3              3              --
--------------------------------------------------------------------------------------------------
Income               $0.0572        $0.0012        $0.0002         $0.0182          --
--------------------------------------------------------------------------------------------------
Capital gains
  Long-term             --             --              --              --           --
--------------------------------------------------------------------------------------------------
  Short-term         $0.1518        $0.1518        $0.1518         $0.1518          --
--------------------------------------------------------------------------------------------------
  Total              $0.2090        $0.1530        $0.1520         $0.1700          --
--------------------------------------------------------------------------------------------------
Share value:      NAV       POP       NAV            NAV         NAV     POP        NAV
--------------------------------------------------------------------------------------------------
4/30/02         $12.00    $12.73     $11.96         $11.96     $11.97  $12.40       --
--------------------------------------------------------------------------------------------------
4/1/03*            --        --        --             --         --      --        $9.00
--------------------------------------------------------------------------------------------------
4/30/03           9.67     10.26       9.62           9.62      9.64     9.99       9.67
--------------------------------------------------------------------------------------------------

*  Inception date of class R shares.




TOTAL RETURN FOR PERIODS ENDED 3/31/03(most recent calendar quarter)

                       Class A            Class B            Class C            Class M            Class R
(inception dates)     (11/1/99)          (1/16/01)          (1/16/01)          (1/16/01)           (4/1/03)
                     NAV      POP       NAV      CDSC      NAV      CDSC     NAV      POP            NAV
-------------------------------------------------------------------------------------------------------------
1 year            -25.67%   -29.92%   -26.23%   -29.86%  -26.24%    -26.96% -26.08%   -28.68%       -25.85%
-------------------------------------------------------------------------------------------------------------
Life of fund       25.81     18.56     22.66     19.66    22.61      22.61   23.67     19.35         24.77
Annual average      6.94      5.10      6.15      5.38     6.14       6.14    6.41      5.30          6.68
-------------------------------------------------------------------------------------------------------------



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.

COMPARATIVE INDEXES

Russell Midcap Value Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their value orientation.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common  stock performance.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

JP Morgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Mid Cap Value Fund, a series of Putnam Investment Funds, including the fund's portfolio, as of April 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and the period from November 1, 1999 (commencement of operations) to April 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Mid Cap Value Fund as of April 30, 2003, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and the period from November 1, 1999 to April 30, 2000 in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts                                        KPMG LLP
June 3, 2003



THE FUND'S PORTFOLIO
April 30, 2003

COMMON STOCKS (96.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            450,940 Interpublic Group of Cos., Inc. (The)                                                $5,140,716

Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------------------------------------------
             31,330 Northrop Grumman Corp.                                                                2,755,474

Automotive (0.8%)
-------------------------------------------------------------------------------------------------------------------
             80,950 BorgWarner, Inc.                                                                      4,749,337

Banking (9.8%)
-------------------------------------------------------------------------------------------------------------------
            130,270 City National Corp.                                                                   5,363,216
            116,530 Comerica, Inc.                                                                        5,070,220
            159,980 Cullen/Frost Bankers, Inc.                                                            5,245,744
            245,396 Fulton Financial Corp.                                                                4,893,186
            177,870 Marshall & Ilsley Corp.                                                               5,232,935
            231,940 Mellon Financial Corp.                                                                6,134,813
            224,060 Northern Trust Corp.                                                                  7,864,503
            184,640 People's Bank                                                                         4,865,264
            258,820 Synovus Financial Corp.                                                               5,039,225
            130,070 Zions Bancorp.                                                                        6,408,549
                                                                                                      -------------
                                                                                                         56,117,655

Beverage (1.4%)
-------------------------------------------------------------------------------------------------------------------
             63,860 Adolph Coors Co. Class B                                                              3,418,426
            233,860 Coca-Cola Enterprises, Inc.                                                           4,557,931
                                                                                                      -------------
                                                                                                          7,976,357

Biotechnology (2.0%)
-------------------------------------------------------------------------------------------------------------------
            342,600 Applera Corp. - Applied Biosystems Group                                              6,005,778
            236,390 Waters Corp. (NON)                                                                    5,675,724
                                                                                                      -------------
                                                                                                         11,681,502

Building Materials (2.3%)
-------------------------------------------------------------------------------------------------------------------
            163,620 Martin Marietta Materials, Inc.                                                       4,838,243
            166,050 Sherwin Williams Co.                                                                  4,629,474
            110,770 Vulcan Materials Co.                                                                  3,873,627
                                                                                                      -------------
                                                                                                         13,341,344

Capital Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
            130,570 Navistar International Corp. (NON)                                                    3,642,903

Chemicals (3.1%)
-------------------------------------------------------------------------------------------------------------------
             99,240 Avery Dennison Corp.                                                                  5,260,712
            143,710 Cytec Industries, Inc. (NON)                                                          4,600,157
            140,100 Great Lakes Chemical Corp.                                                            3,440,856
            139,270 Rohm & Haas Co.                                                                       4,611,230
                                                                                                      -------------
                                                                                                         17,912,955

Commercial and Consumer Services (3.8%)
-------------------------------------------------------------------------------------------------------------------
            183,330 Catalina Marketing Corp. (NON)                                                        3,268,774
            156,020 Manpower, Inc.                                                                        5,129,938
            260,140 Robert Half International, Inc. (NON)                                                 4,235,079
            544,530 ServiceMaster Co. (The)                                                               4,927,997
            178,280 Tech Data Corp. (NON)                                                                 4,278,720
                                                                                                      -------------
                                                                                                         21,840,508

Communications Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
            191,920 Scientific-Atlanta, Inc.                                                              3,118,700

Computers (1.8%)
-------------------------------------------------------------------------------------------------------------------
             63,870 Lexmark International, Inc. (NON)                                                     4,758,954
            494,440 Symbol Technologies, Inc.                                                             5,404,229
                                                                                                      -------------
                                                                                                         10,163,183

Conglomerates (0.6%)
-------------------------------------------------------------------------------------------------------------------
            122,290 Textron, Inc.                                                                         3,606,332

Consumer Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------
            135,620 Capital One Financial Corp.                                                           5,678,409

Consumer Goods (3.0%)
-------------------------------------------------------------------------------------------------------------------
            118,040 Clorox Co.                                                                            5,337,769
            217,790 Estee Lauder Cos., Inc. (The) Class A                                                 7,078,175
            204,960 Yankee Candle Co., Inc. (The) (NON)                                                   4,490,674
                                                                                                      -------------
                                                                                                         16,906,618

Electric Utilities (5.7%)
-------------------------------------------------------------------------------------------------------------------
            183,430 Consolidated Edison, Inc.                                                             7,129,924
            103,300 FPL Group, Inc.                                                                       6,287,871
            312,390 OGE Energy Corp.                                                                      5,607,401
            169,480 Progress Energy, Inc.                                                                 7,080,874
            314,610 TXU Corp.                                                                             6,267,031
                                                                                                      -------------
                                                                                                         32,373,101

Electronics (3.3%)
-------------------------------------------------------------------------------------------------------------------
            331,890 American Power Conversion Corp. (NON)                                                 5,170,846
            399,100 Jabil Circuit, Inc. (NON)                                                             7,463,170
            270,850 Molex, Inc.                                                                           6,321,639
                                                                                                      -------------
                                                                                                         18,955,655

Energy (2.6%)
-------------------------------------------------------------------------------------------------------------------
            100,760 BJ Services Co. (NON)                                                                 3,678,748
            232,230 Tidewater, Inc.                                                                       6,246,987
            257,610 Transocean Sedco Forex, Inc.                                                          4,907,471
                                                                                                      -------------
                                                                                                         14,833,206

Engineering & Construction (0.8%)
-------------------------------------------------------------------------------------------------------------------
            138,250 Fluor Corp.                                                                           4,779,303

Financial (1.2%)
-------------------------------------------------------------------------------------------------------------------
            145,030 MGIC Investment Corp.                                                                 6,593,064

Forest Products and Packaging (1.7%)
-------------------------------------------------------------------------------------------------------------------
            205,660 MeadWestvaco Corp.                                                                    4,851,519
            357,060 Smurfit-Stone Container Corp. (NON)                                                   5,023,834
                                                                                                      -------------
                                                                                                          9,875,353

Health Care Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
            228,710 McKesson Corp.                                                                        6,344,415

Household Furniture and Appliances (0.8%)
-------------------------------------------------------------------------------------------------------------------
            139,470 Ethan Allen Interiors, Inc.                                                           4,697,350

Insurance (4.0%)
-------------------------------------------------------------------------------------------------------------------
             56,490 Chubb Corp. (The)                                                                     2,987,756
            114,100 Jefferson-Pilot Corp.                                                                 4,574,269
            119,050 MBIA, Inc.                                                                            5,321,535
            121,410 Mercury General Corp.                                                                 5,342,040
             56,700 XL Capital, Ltd. Class A (Bermuda)                                                    4,666,410
                                                                                                      -------------
                                                                                                         22,892,010

Investment Banking/Brokerage (2.8%)
-------------------------------------------------------------------------------------------------------------------
             69,840 Bear Stearns Co., Inc. (The)                                                          4,668,106
            271,150 Janus Capital Group, Inc.                                                             3,768,985
            251,190 T Rowe Price Group, Inc.                                                              7,666,319
                                                                                                      -------------
                                                                                                         16,103,410

Leisure (0.9%)
-------------------------------------------------------------------------------------------------------------------
            369,590 Callaway Golf Co.                                                                     5,148,389

Lodging/Tourism (1.3%)
-------------------------------------------------------------------------------------------------------------------
            198,740 Marriott International, Inc. Class A                                                  7,136,753

Machinery (1.8%)
-------------------------------------------------------------------------------------------------------------------
            128,860 Ingersoll-Rand Co. Class A (Bermuda)                                                  5,680,149
            119,710 Parker-Hannifin Corp.                                                                 4,869,803
                                                                                                      -------------
                                                                                                         10,549,952

Manufacturing (0.9%)
-------------------------------------------------------------------------------------------------------------------
            183,430 Dover Corp.                                                                           5,271,778

Media (0.7%)
-------------------------------------------------------------------------------------------------------------------
            140,880 USA Interactive (NON)                                                                 4,219,356

Medical Technology (1.2%)
-------------------------------------------------------------------------------------------------------------------
            186,430 Becton, Dickinson and Co.                                                             6,599,622

Metals (2.3%)
-------------------------------------------------------------------------------------------------------------------
            128,350 Newmont Mining Corp.                                                                  3,468,017
            119,190 Nucor Corp.                                                                           4,868,912
            146,740 Phelps Dodge Corp. (NON)                                                              4,576,821
                                                                                                      -------------
                                                                                                         12,913,750

Natural Gas Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------------
            301,570 NiSource, Inc.                                                                        5,699,673

Office Equipment & Supplies (1.2%)
-------------------------------------------------------------------------------------------------------------------
            405,470 Herman Miller, Inc.                                                                   7,091,670

Oil & Gas (4.0%)
-------------------------------------------------------------------------------------------------------------------
            112,080 EOG Resources, Inc.                                                                   4,189,550
            230,220 Marathon Oil Corp.                                                                    5,242,109
            185,050 Newfield Exploration Co. (NON)                                                        6,363,870
            260,640 Unocal Corp.                                                                          7,219,728
                                                                                                      -------------
                                                                                                         23,015,257

Publishing (3.0%)
-------------------------------------------------------------------------------------------------------------------
            107,760 Knight-Ridder, Inc.                                                                   6,955,908
            107,830 McGraw-Hill Cos., Inc. (The)                                                          6,296,194
            191,310 R. R. Donnelley & Sons Co.                                                            3,856,810
                                                                                                      -------------
                                                                                                         17,108,912

Railroads (2.4%)
-------------------------------------------------------------------------------------------------------------------
            205,970 Burlington Northern Santa Fe Corp.                                                    5,800,115
            159,780 CSX Corp.                                                                             5,109,764
            158,160 GATX Corp.                                                                            2,979,734
                                                                                                      -------------
                                                                                                         13,889,613

Real Estate (4.9%)
-------------------------------------------------------------------------------------------------------------------
            192,630 Boston Properties, Inc. (R)                                                           7,551,096
            236,690 Catellus Development Corp. (NON)                                                      5,013,094
            161,300 Equity Office Properties Trust (R)                                                    4,188,961
            240,830 Equity Residential Properties Trust (R)                                               6,239,905
            201,320 Post Properties, Inc. (R)                                                             5,186,003
                                                                                                      -------------
                                                                                                         28,179,059

Restaurants (0.6%)
-------------------------------------------------------------------------------------------------------------------
             94,490 Outback Steakhouse, Inc.                                                              3,377,073

Retail (5.2%)
-------------------------------------------------------------------------------------------------------------------
            406,680 Autonation, Inc. (NON)                                                                5,632,518
            254,170 CVS Corp.                                                                             6,153,456
            186,260 JC Penney Co., Inc. (Holding Co.)                                                     3,177,596
            167,060 May Department Stores Co.                                                             3,611,837
            418,700 Payless Shoesource, Inc. (NON)                                                        6,640,582
            166,350 Tiffany & Co.                                                                         4,614,549
                                                                                                      -------------
                                                                                                         29,830,538

Semiconductor (1.7%)
-------------------------------------------------------------------------------------------------------------------
            208,190 Cognex Corp. (NON)                                                                    4,557,279
            443,760 Teradyne, Inc. (NON)                                                                  5,147,616
                                                                                                      -------------
                                                                                                          9,704,895

Shipping (0.9%)
-------------------------------------------------------------------------------------------------------------------
            159,780 CNF Transportation, Inc.                                                              4,847,725

Software (1.5%)
-------------------------------------------------------------------------------------------------------------------
            343,410 Cadence Design Systems, Inc. (NON)                                                    3,925,176
            319,560 PeopleSoft, Inc. (NON)                                                                4,802,987
                                                                                                      -------------
                                                                                                          8,728,163

Technology Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            119,050 Computer Sciences Corp. (NON)                                                         3,922,698

Telecommunications (1.0%)
-------------------------------------------------------------------------------------------------------------------
            202,730 CenturyTel, Inc.                                                                      5,970,399

Telephone (1.0%)
-------------------------------------------------------------------------------------------------------------------
            135,430 Telephone and Data Systems, Inc.                                                      5,835,679

Toys (1.0%)
-------------------------------------------------------------------------------------------------------------------
            256,500 Mattel, Inc.                                                                          5,576,310

Waste Management (1.3%)
-------------------------------------------------------------------------------------------------------------------
            352,810 Republic Services, Inc. (NON)                                                         7,571,303
                                                                                                      -------------
                    Total Common Stocks (cost $600,250,557)                                            $554,267,427

SHORT-TERM INVESTMENTS (15.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $72,614,931 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.40%
                    and due dates ranging from May 1, 2003 to
                    June 23, 2003 (d)                                                                   $72,589,069
         17,231,381 Short-term investments held in Putnam commingled cash account with yields ranging from 1.18% to 2.63%
                    and due dates ranging from May 1, 2003 to June 16, 2003 (d)                          17,231,381
                                                                                                      -------------
                    Total Short-Term Investments (cost $89,820,450)                                     $89,820,450
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $690,071,007)                                              $644,087,877
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $573,313,624.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $70,450,856
of securities on loan (identified cost $690,071,007) (Note 1)                  $644,087,877
-------------------------------------------------------------------------------------------
Cash                                                                                 45,561
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           501,596
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              626,802
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    4,164,216
-------------------------------------------------------------------------------------------
Total assets                                                                    649,426,052

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,117,837
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          962,248
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        919,904
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          136,911
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         4,973
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,366
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              266,901
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               72,589,069
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              113,219
-------------------------------------------------------------------------------------------
Total liabilities                                                                76,112,428
-------------------------------------------------------------------------------------------
Net assets                                                                     $573,313,624

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $684,358,193
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        546,311
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (65,607,750)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (45,983,130)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $573,313,624

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($293,124,029 divided by 30,318,540 shares)                                           $9.67
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.67)*                               $10.26
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($228,248,002 divided by 23,729,395 shares)**                                         $9.62
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($25,610,518 divided by 2,661,805 shares)**                                           $9.62
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,477,611 divided by 1,087,195 shares)                                             $9.64
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.64)*                                $9.99
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,073 divided by 111 shares)                                                        $9.67
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($15,852,391 divided by 1,638,235 shares)                                             $9.68
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2003
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                       $10,125,523
-------------------------------------------------------------------------------------------
Interest                                                                            256,066
-------------------------------------------------------------------------------------------
Securities lending                                                                   40,071
-------------------------------------------------------------------------------------------
Total investment income                                                          10,421,660

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,997,299
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,217,747
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    15,866
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     16,326
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               706,385
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,442,224
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               275,027
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                87,226
-------------------------------------------------------------------------------------------
Other                                                                               746,953
-------------------------------------------------------------------------------------------
Total expenses                                                                    9,505,053
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (152,038)
-------------------------------------------------------------------------------------------
Net expenses                                                                      9,353,015
-------------------------------------------------------------------------------------------
Net investment income                                                             1,068,645
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                               (64,173,662)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (71,122,040)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (135,295,702)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(134,227,057)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year ended April 30
                                                                             --------------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $1,068,645               $37,705
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (64,173,662)           12,151,020
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (71,122,040)           22,095,211
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           (134,227,057)           34,283,936
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,619,983)             (904,861)
-------------------------------------------------------------------------------------------------------
   Class B                                                                (39,304)               (8,579)
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (1,406)                 (536)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (23,391)              (10,963)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (132,091)                   --
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                             (4,264,978)             (736,429)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (3,782,948)             (611,375)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (426,666)              (73,556)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (173,259)              (32,903)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (281,625)                   --
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --              (126,515)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --               (96,308)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (12,345)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --                (5,196)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --                    --
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      94,637,678           500,303,348
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (50,335,030)          531,967,718

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     623,648,654            91,680,936
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
and distributions in excess of net investment income
of $546,311 and $908,123, respectively)                              $573,313,624          $623,648,654
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 Nov. 1,1999+
operating performance                         Year ended April 30         to April 30
----------------------------------------------------------------------------------------
                                        2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.00       $10.71        $9.24        $8.50
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .05          .05          .10 (d)      .05 (d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.17)        1.37         2.69          .74
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.12)        1.42         2.79          .79
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.06)        (.08)        (.11)        (.05)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.15)        (.05)       (1.21)          --
----------------------------------------------------------------------------------------
Total distributions                     (.21)        (.13)       (1.32)        (.05)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.67       $12.00       $10.71        $9.24
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (17.67)       13.40        32.38         9.38*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $293,124     $298,662      $55,220       $3,846
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.28         1.24         1.08 (d)      .50 (d)*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .54          .38         1.29 (d)      .62 (d)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 44.93        52.73       108.14        48.32*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.55% and 0.35% based on average net assets per class A share for the periods ended April 30, 2001 and April 30, 2000, respectively.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------
                                                                 For the period
Per-share                                                       January 16, 2001+
operating performance                    Year ended April 30       to April 30
----------------------------------------------------------------------------------
                                        2003            2002           2001
----------------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.96          $10.70         $10.03
----------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------
Net investment income (loss)(a)         (.02)           (.04)            -- (d)(e)
----------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.17)           1.37            .69
----------------------------------------------------------------------------------
Total from
investment operations                  (2.19)           1.33            .69
----------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------
From net
investment income                         -- (d)        (.02)          (.02)
----------------------------------------------------------------------------------
From net realized gain
on investments                          (.15)           (.05)            --
----------------------------------------------------------------------------------
Total distributions                     (.15)           (.07)          (.02)
----------------------------------------------------------------------------------
Net asset value,
end of period                          $9.62          $11.96         $10.70
----------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (18.28)          12.50           6.90*
----------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $228,248        $263,306        $30,166
----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.03            1.99            .58 (e)*
----------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.22)           (.40)           .05 (e)*
----------------------------------------------------------------------------------
Portfolio turnover (%)                 44.93           52.73         108.14
----------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class B share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------
                                                             For the period
Per-share                                                    Jan. 16, 2001+
operating performance                  Year ended April 30    to April 30
------------------------------------------------------------------------------
                                         2003         2002         2001
------------------------------------------------------------------------------
Net asset value,
beginning of period                    $11.96       $10.69       $10.03
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment income (loss)(a)          (.02)        (.04)          -- (d)(e)
------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (2.17)        1.38          .68
------------------------------------------------------------------------------
Total from
investment operations                   (2.19)        1.34          .68
------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------
From net
investment income                          -- (d)     (.02)        (.02)
------------------------------------------------------------------------------
From net realized gain
on investments                           (.15)        (.05)          --
------------------------------------------------------------------------------
Total distributions                      (.15)        (.07)        (.02)
------------------------------------------------------------------------------
Net asset value,
end of period                           $9.62       $11.96       $10.69
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (18.29)       12.56         6.81*
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $25,611      $30,286       $4,654
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                2.03         1.99          .58 (e)*
------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                (.22)        (.39)         .05 (e)*
------------------------------------------------------------------------------
Portfolio turnover (%)                  44.93        52.73       108.14
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class C share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.


FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    Jan. 16, 2001+
operating performance                  Year ended April 30    to April 30
---------------------------------------------------------------------------
                                        2003         2002         2001
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $11.97       $10.70       $10.03
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (loss)(a)           -- (d)     (.01)         .01 (e)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.16)        1.37          .68
---------------------------------------------------------------------------
Total from
investment operations                  (2.16)        1.36          .69
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.02)        (.04)        (.02)
---------------------------------------------------------------------------
From net realized gain
on investments                          (.15)        (.05)          --
---------------------------------------------------------------------------
Total distributions                     (.17)        (.09)        (.02)
---------------------------------------------------------------------------
Net asset value,
end of period                          $9.64       $11.97       $10.70
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (18.04)       12.79         6.92*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,478      $14,159       $1,641
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.78         1.74          .51 (e)*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .03         (.15)         .14 (e)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 44.93        52.73       108.14
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.16% based on average net assets per class M share for the period ended April 30, 2001.

    The accompanying notes are an integral part of these financial statements.


FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------
                                   For the period
Per-share                          April 1, 2003+
operating performance               to April 30
-------------------------------------------------
                                        2003
-------------------------------------------------
Net asset value,
beginning of period                    $9.00
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment income (a)                 -- (d)
-------------------------------------------------
Net realized and unrealized
gain on investments                      .67
-------------------------------------------------
Total from
investment operations                    .67
-------------------------------------------------
Net asset value,
end of period                          $9.67
-------------------------------------------------
Total return at
net asset value (%)(b)                  7.44*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period
(in thousands)                            $1
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .13*
-------------------------------------------------
Ratio of net investment income
to average net assets (%)                .02*
-------------------------------------------------
Portfolio turnover (%)                 44.93
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  April 2, 2002+
operating performance                 April 30   to April 30
--------------------------------------------------------------
                                        2003         2002
--------------------------------------------------------------
Net asset value,
beginning of period                   $12.00       $12.34
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment income (a)                .08           -- (d)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.17)        (.34)
--------------------------------------------------------------
Total from
investment operations                  (2.09)        (.34)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.08)          --
--------------------------------------------------------------
From net realized gain
on investments                          (.15)          --
--------------------------------------------------------------
Total distributions                     (.23)          --
--------------------------------------------------------------
Net asset value,
end of period                          $9.68       $12.00
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (17.44)       (2.76)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $15,852      $17,236
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.03          .08*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .79           -- (e)*
--------------------------------------------------------------
Portfolio turnover (%)                 44.93        52.73
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS
April 30, 2003

Note 1
Significant accounting policies

Putnam Mid Cap Value Fund ("the fund") is one of a series of Putnam Investment Funds (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on April 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2003, the value of securities loaned amounted to $70,450,856. The fund received cash collateral of $72,589,069 which is pooled with collateral of other Putnam funds into 45 issuers of high grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the year ended April 30, 2003, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of approximately $24,121,000 available to the extent allowed by tax law to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2011.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 approximately $38,714,000 of losses recognized during the period November 1, 2002 to April 30, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, organization costs and nontaxable dividends. For the year ended April 30, 2003, the fund reclassified $2,201,964 to decrease distributions in excess net investment income and $1,231,381 to increase paid-in-capital, with an increase to accumulated net realized losses of $3,433,345.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                    $29,987,376
Unrealized depreciation                    (78,606,303)
                                        ---------------
Net unrealized depreciation                (48,618,927)
Undistributed ordinary income                  409,799
Capital loss carryforward                  (24,121,208)
Post October loss                          (38,714,233)

Cost for federal income
tax purposes                              $692,706,804

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2003, the fund's expenses were reduced by $152,038 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,208 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended April 30, 2003, Putnam Retail Management, acting as underwriter received net commissions of $202,584 and $4,027 from the sale of class A and class M shares, respectively, and received $523,579 and $7,555 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended April 30, 2003, Putnam Retail Management, acting as underwriter received $8,187 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $331,505,917 and $257,852,050, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 20,679,420        $212,631,097
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  573,536           5,566,181
---------------------------------------------------------------------------
                                            21,252,956         218,197,278

Shares repurchased                         (15,831,679)       (155,010,991)
---------------------------------------------------------------------------
Net increase                                 5,421,277         $63,186,287
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,043,631        $298,432,231
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                   71,263             745,236
---------------------------------------------------------------------------
                                            26,114,894         299,177,467

Shares repurchased                          (6,374,041)        (72,822,569)
---------------------------------------------------------------------------
Net increase                                19,740,853        $226,354,898
---------------------------------------------------------------------------

                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,370,047        $140,154,513
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               362,111           3,471,524
---------------------------------------------------------------------------
                                            13,732,158         143,626,037

Shares repurchased                         (12,015,703)       (116,554,826)
---------------------------------------------------------------------------
Net increase                                 1,716,455         $27,071,211
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,728,245        $248,601,141
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                18,831             195,390
---------------------------------------------------------------------------
                                            21,747,076         248,796,531

Shares repurchased                          (2,554,435)        (28,282,640)
---------------------------------------------------------------------------
Net increase                                19,192,641        $220,513,891
---------------------------------------------------------------------------

                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,925,808         $19,864,897
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                38,923             372,838
---------------------------------------------------------------------------
                                             1,964,731          20,237,735

Shares repurchased                          (1,834,680)        (17,866,765)
---------------------------------------------------------------------------
Net increase                                   130,051          $2,370,970
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,919,017         $33,228,060
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,124              22,159
---------------------------------------------------------------------------
                                             2,921,141          33,250,219

Shares repurchased                            (824,636)         (9,310,670)
---------------------------------------------------------------------------
Net increase                                 2,096,505         $23,939,549
---------------------------------------------------------------------------

                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    665,082          $6,962,830
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                19,593             188,794
---------------------------------------------------------------------------
                                               684,675           7,151,624

Shares repurchased                            (780,221)         (7,678,336)
---------------------------------------------------------------------------
Net decrease                                   (95,546)          $(526,712)
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,319,293         $15,077,915
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 1,615              16,904
---------------------------------------------------------------------------
                                             1,320,908          15,094,819

Shares repurchased                            (291,584)         (3,292,917)
---------------------------------------------------------------------------
Net increase                                 1,029,324         $11,801,902
---------------------------------------------------------------------------

                                              For the period April 1, 2003
                                           (commencement of operations) to
                                                            April 30, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        111              $1,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                   111               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                       111              $1,000
---------------------------------------------------------------------------

                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,092,441         $11,135,679
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                42,710             413,716
---------------------------------------------------------------------------
                                             1,135,151          11,549,395

Shares repurchased                            (933,383)         (9,014,473)
---------------------------------------------------------------------------
Net increase                                   201,768          $2,534,922
---------------------------------------------------------------------------

                                              For the period April 2, 2002
                                           (commencement of operations) to
                                                            April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,446,690         $17,816,872
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,446,690          17,816,872

Shares repurchased                             (10,223)           (123,764)
---------------------------------------------------------------------------
Net increase                                 1,436,467         $17,693,108
---------------------------------------------------------------------------

At April 30, 2003, Putnam Investments, LLC owned 111 of class R shares of the fund (100% of class R shares outstanding), valued at $1,073.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended 4/30/03, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investment            Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President of and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a Member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a Member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis
                                                                 is also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Management and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power &
                                                                 Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc., The
                                                                 Ryland Group, Inc., and Graphic
                                                                 Packaging International Corp.,
                                                                 respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of April 30, 2003,
  there were 104 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment
  Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh &
  McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies.
  Messrs. Putnam, III, Lasser and Smith are deemed "inter ested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail
  Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive
  Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as
  Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:


Name, Address,1 Date of Birth,     Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer


Edward T. Shadek, Jr.              Since 2000                    Managing Director of Putnam Management
(10/5/60), Vice President

---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*  Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


Services For Shareholders

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Edward T. Shadek
Vice President

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN075-88647  2OV  6/03



[GRAPHIC OMITTED: PUTNAM INVESTMENTS]

[SCALE LOGO OMITTED]

Putnam Mid Cap Value Fund
Supplement to Annual Report dated 4/30/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
-------------------------------------------------------------------------------

Total return for periods ended 4/30/03

                                                         NAV

1 year                                                 -17.44%
Life of fund (since class A inception, 11/1/99)         35.56
Annual average                                           9.07

Share value:                                             NAV

4/30/02                                                $12.00
4/30/03                                                 $9.68

-------------------------------------------------------------------------------
Distributions:     No.          Income          Capital gains          Total
                                                Short    Long
                   3            $0.0752        $0.1518    --          $0.2270
-------------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003